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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form S-1 of our report dated August 18, 2000, except as to Note 11, as to which the date is January 4, 2001 relating to the consolidated financial statements of Align Technology, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


San Jose, California

January 25, 2001